                                                                    Exhibit 10.5

                  [LETTERHEAD OF MERRILL LYNCH APPEARS HERE]


                                                                 August 21, 1997

Mr. Kevin Ralphs
Controller
Barbeques Galore, Inc.
15041 Bake Parkway, Suite A
Irvine, CA 92718

               Re: WCMA Line of Credit Increase and Extension

Dear Mr. Ralphs,

I am pleased to advise you that the request of Barbeques Galore, Inc. for an increase and extension of its WCMA Line of Credit has been approved upon the terms set forth in the enclosed Letter Agreement.

Among other conditions in said Letter Agreement, in order for this increase and extension to become effective, one copy of the enclosed Letter Agreement must be fully executed and returned to me within 14 days from the date hereof. Due to internal processing requirements it may take a few days after such execution and return before the increased line of credit is actually available. Accordingly, I recommend that you call me if you have need to immediately use the increased portion of the line.

If you have such an immediate need or have any questions, please call me at
(312) 269-5426.

Very truly yours,

Merrill Lynch Business Financial Services Inc.

By: /s/ Heather Wise
    ------------------------------------------
    Heather Wise
    Credit Services Account Manager

cc: David Polster

                  [LETTERHEAD OF MERRILL LYNCH APPEARS HERE]

Barbeques Galore, Inc.
15041 Bake Parkway, Suite A
Irvine, CA 92718

                Re: WCMA Line of Credit Increase and Extension

Ladies and Gentlemen:

This Letter Agreement will serve to confirm certain agreements of Merrill Lynch Business Financial Services Inc. ("MLBFS") and Barbeques Galore, Inc. ("Customer") with respect to: (i) that certain WCMA NOTE, LOAN AND SECURITY AGREEMENT NO. 231-07T10 between MLBFS and Customer (including any previous amendments and extensions thereof), and (ii) all other agreements between MLBFS and Customer or any party who has guaranteed or provided collateral for Customer's obligations to MLBFS ("Guarantor") in connection therewith (collectively, the "Loan Documents"). Capitalized terms used herein and not defined herein shall have the meaning set forth in the Loan Documents.

Subject to the terms hereof, effective as of the "Effective Date" the Loan Documents are hereby amended as follows:

1. The term "Maturity Date" shall mean October 31, 1997.

2. The "Line Fee" for the period ending October 31, 1997 shall be $770.83. Customer hereby authorizes and directs MLBFS to charge said amount to WCMA Account No. 231-07T10 on or at any time after the Effective Date.

3. The term "Maximum WCMA Line of Credit" shall mean an amount equal to the lesser of: (A) the sum of (x) 70% of Customer's Non-Government Accounts and Chattel Paper, as shown on its regular books and records (excluding Accounts over 90 days old, Chattel Paper with installments or other sums more than 90 days past due, and Accounts and Chattel Paper directly or indirectly due from any person or entity not domiciled in the United States or from any shareholder, officer or employee of Customer or any affiliated entity) and (y) 50% of Customer's Inventory, as shown on its regular books and records, (Provided, however, unless and until MLBFS shall receive and accept Landlord's Subordination Agreements for each of Customer's locations in Texas and Arizona, the inventory at such locations shall not be considered in determining the Maximum WCMA Line of Credit.) less the aggregate of (a) the outstanding balance of principal and interest under the Term WCMA Note made by the customer and payable to MLBFS and (b) the availability under the WCMA Line of Credit portion of the Term WCMA facility or (B) $1,250,000.00.

Barbeques Galore, Inc.
August 21, 1997
Page No. 2


4.  The following are now additional "Locations of Tangible Collateral":
       9333 Research Blvd., Building C, Suite 200, Austin, TX 78759
       Box 133, Outdoor Living BR A51, Pearl Harbor, HI 96860
       10991 San Jose Blvd., Jacksonville, FL 32223
       30 S. Rosemead Blvd, Pasadena, CA 91107
       11355 Fountain Lakes Drive, Stafford, TX 77477
       327 NW Loop 410, Suite #101, San Antonio, TX 78216

Except as expressly modified hereby, the Loan Documents shall continue in full force and effect upon all of their terms and conditions.

By their execution of this Letter Agreement, the below-named Guarantors hereby consent to the foregoing modifications to the Loan Documents, and hereby agree that the "Obligations" under their respective Unconditional Guaranty and/or agreement providing collateral shall extend to and include the Obligations of Customer under the Loan Documents, as amended hereby.

Customer and said Guarantors acknowledge, warrant and agree, as a primary inducement to MLBFS to enter into this Agreement, that: (i) no default or Event of Default has occurred and is continuing under the Loan Documents; (ii) each of the warranties of Customer in the Loan Documents are true and correct as of the date hereof and shall be deemed remade as of the date hereof; (iii) neither Customer nor any of said Guarantors has any claim against MLBFS or any of its affiliates arising out of or in connection with the Loan Documents or any other matter whatsoever; and (iv) neither Customer nor any of said Guarantors has any defense to payment of any amounts owing, or any right of counterclaim for any reason under, the Loan Documents.

Provided that no Event of Default, or event which with the giving of notice, passage of time, or both, would constitute an Event of Default, shall then have occurred and be continuing under the terms of the Loan Documents, the amendments and agreements in this Letter Agreement will become effective on the date (the "Effective Date") upon which: (i) Customer and the Guarantors shall have executed and returned the duplicate copy of this Letter Agreement enclosed herewith; (ii) Receipt and satisfaction with the Customer's 6/30/97 store by store income statements; (iii) receipt and satisfaction with the Landlord Waiver that have been sent on the Customer's locations in Texas and Arizona; (iv) an officer of MLBFS shall have reviewed and approved this Letter Agreement as being consistent in all respects with the original internal authorization hereof; and
(v) to the extent applicable, MLBFS shall have entered such amendments and agreements in its computer system (which MLBFS agrees to do promptly after the receipt of such executed duplicate copy). Notwithstanding the foregoing, if for any reason other than the sole fault of MLBFS the Effective Date shall not occur within 14 days from the date of this Letter Agreement, then all of said amendments and agreements herein will, at the sole option of MLBFS, be void.

Barbeques Galore, Inc.
August 21, 1997
Page No. 3

MLBFS requests that as soon as feasible Customer furnish to MLBFS the following items (however, the Effective Date of this Letter Agreement is not conditioned upon the receipt of the such items):

        (1) Receipt and satisfaction with The Galore Group Limited Financial Statement for FYE 1/31/97; and,

        (2) Receipt of the proposal for the Customer's IPO in September of 1997.

Very truly yours,

Merrill Lynch Business Financial Services Inc.

By:  /s/ Heather Wise
   -----------------------------------------
         Heather Wise
         Credit Services Account Manager

Accepted:

Barbeques Galore, Inc.

By:  /s/ Kevin Ralphs
   -----------------------------------------

Printed Name:   Kevin Ralphs
             -------------------------------

Title:         C.F.O.
       -------------------------------------

Approved:

Pool Patio'n Things, Inc.

By:  /s/ Kevin Ralphs
   -----------------------------------------

Printed Name:   Kevin Ralphs
             -------------------------------

Title:         C.F.O.
       -------------------------------------

The Galore Group (USA), Inc.

By:  /s/ Kevin Ralphs
   -----------------------------------------

Printed Name:   Kevin Ralphs
             -------------------------------

Title:         C.F.O.
       -------------------------------------

Type complete address below.
--------------------------------------------------------------------------------
Return by Mail (  ) To:           Pickup or will pickup (  )
                        CSC NETWORKS/PHL&FS
                        1013 Centre Rd., Wilmington, DE 18905-1297

--------------------------------------------------------------------------------
2. Debtor (Last Name First) and Address                  Assignee and Address
Barbeques Galore, Inc.
15041 Bake Parkway, Suite A
Irvine, CA 92718

----------------------------------------------------
3. Secured Party: Name and Address
Merrill Lynch Business Financial Services, Inc.
33 West Monroe, 22nd Floor
Chicago, IL 60603

----------------------------------------------------
   This Financing Statement covers the following types or items of property:
All Accounts, Chattel Paper, Contract Rights, Inventory, Equipment, Fixtures, General Intangibles, Deposit Accounts, Documents and Instruments of Debtor, howsoever arising, whether now owned or existing or hereafter acquired or arising, and wherever located; together with all parts thereof (including spare parts), all accessories and accessions thereto, all books and records (including computer records) directly related thereto, and all proceeds thereof (including, without limitation, proceeds in the form of Accounts and insurance proceeds).
   In accordance with the terms of a certain Loan Agreement between Debtor and Secured Party, Debtor has agreed that except for certain "Permitted Liens" (as defined in said Loan Agreement), Debtor will not further encumber any of the above property without the prior written consent of Secured Party.



                             CSC#/M000023/97-002159/1/1 III Hawaii Bureau of Con
--------------------------------------------------------------------------------
6. Check (x) if applicable: ( ) (if collateral is crops) The above described crops are growing or are to be grown on:
     ( ) (If collateral is goods which are or are to become fixtures) The above described goods are affixed or to be affixed to:


Record Owner:
             -------------------------------------------------------------------

Record Lessee:
              ------------------------------------------------------------------

--------------------------------------------------------------------------------
7. Check (x) if applicable: ( ) Proceeds ( ) Products of collateral are also covered
--------------------------------------------------------------------------------
8. This statement is filed without the debtor's signature to perfect a security interest in collateral:
    ( ) which is already subject to a security interest in another jurisdiction when it was brought to this state, or;
    ( ) which is proceeds of the original collateral described above in which a security interest was perfected.


Barbeques Galore, Inc.                                      Merrill Lynch Business Financial Services, Inc.

By /s/ [SIGNATURE APPEARS HERE]                             By
  ---------------------------------------------------         ------------------------------------------------
   Signature(s) of Debtor(s) (only on amendment)               Signature(s) of Secured Party(ies)


                                STATE OF HAWAII